UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884		98-0081645

(Commission File Number)		(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida		33132

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

      On June 6, 2006, the compensation committee of the Board of Directors of Royal Caribbean Cruises Ltd. exercised its discretion permitted under the Company’s stock award plan to extend for one year following the conclusion of John D. Chandris’ service as a director of the company, the expiration date for Mr. Chandris’ stock options vested on the date of his conclusion of service.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 12, 2006	By:	/s/ Luis E. Leon

			Name:	Luis E. Leon
			Title:	Executive Vice President and Chief Financial Officer